UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21727
                                                     ---------

                        First Trust Mortgage Income Fund
           (formerly known as First Trust/FIDAC Mortgage Income Fund)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                    ---------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                            ------------

                      Date of fiscal year end: October 31
                                               ----------

                    Date of reporting period: April 30, 2011
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FIRST TRUST

                                  FIRST TRUST
                              MORTGAGE INCOME FUND

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2011

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2011

Shareholder Letter ........................................................... 1
At a Glance .................................................................. 2
Portfolio Commentary ......................................................... 3
Portfolio of Investments ..................................................... 8
Statement of Assets and Liabilities ..........................................12
Statement of Operations ......................................................13
Statements of Changes in Net Assets ..........................................14
Statement of Cash Flows ......................................................15
Financial Highlights .........................................................16
Notes to Financial Statements ................................................17
Additional Information .......................................................24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Fixed Income Discount Advisory Company ("FIDAC" or the "Sub-Advisor") (effective April 29, 2011, Brookfield Investment Management Inc. ("Brookfield") replaced FIDAC as the Fund's sub-advisor - see
Note 3 in the Notes to Financial Statements for additional information regarding the change in the Fund's sub-advisor) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (formerly known as First Trust/FIDAC Mortgage Income Fund - see Note 3 in the Notes to Financial Statements for additional information regarding the Fund's name change) (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor/Brookfield and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor, Sub-Advisor and Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                     SEMI-ANNUAL LETTER FROM THE PRESIDENT
                                 APRIL 30, 2011


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Mortgage Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years have been challenging, the markets have been recovering from their lows of 2008-2009, bringing relief to economists and investors alike.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of your Fund's report.


Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Mortgage Income Fund

FIRST TRUST MORTGAGE INCOME FUND
"AT A GLANCE"
AS OF APRIL 30, 2011 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                  FMY
Common Share Price                                              $20.78
Common Share Net Asset Value ("NAV")                            $19.68
Premium (Discount) to NAV                                         5.59%
Net Assets Applicable to Common Shares                     $79,950,410
Current Monthly Distribution per Common Share (1)               $0.160
Current Annualized Distribution per Common Share                $1.920
Current Distribution Rate on Closing Common Share Price (2)       9.24%
Current Distribution Rate on NAV (2)                              9.76%
----------------------------------------------------------------------


------------------------------------------------------------
      COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------
                         Common Share Price             NAV
4/10                           18.57                   20.28
                               18.11                   20.08
                               18.36                   20.15
                               18.27                   19.92
5/10                           18.24                   19.93
                               18.05                   19.68
                               18.23                   19.62
                               18.27                   19.60
6/10                           18.18                   19.58
                               18.37                   19.52
                               18.25                   19.48
                               19.21                   19.47
                               19.21                   19.56
7/10                           19.72                   19.51
                               19.44                   19.39
                               20.55                   19.31
                               20.12                   19.41
8/10                           20.01                   19.13
                               20.19                   19.27
                               20.86                   19.52
                               20.80                   19.39
9/10                           21.72                   19.35
                               21.57                   19.33
                               20.00                   19.24
                               20.39                   19.38
                               19.87                   19.39
10/10                          20.70                   19.59
                               20.12                   19.31
                               19.09                   19.44
                               19.72                   19.54
11/10                          19.50                   19.75
                               19.31                   19.70
                               18.69                   19.70
                               19.05                   19.79
                               19.59                   19.81
12/10                          19.38                   19.50
                               19.29                   19.61
                               18.82                   19.73
                               19.55                   19.71
1/11                           19.59                   19.75
                               19.20                   19.64
                               19.44                   19.70
                               19.69                   19.70
2/11                           20.07                   19.71
                               20.18                   19.71
                               19.83                   19.65
                               19.79                   19.64
3/11                           20.22                   19.76
                               20.25                   19.72
                               19.98                   19.81
                               20.07                   19.78
                               20.40                   19.72
4/11                           20.78                   19.68


---------------------------------------------------------------------------------------------------------
PERFORMANCE (3)
---------------------------------------------------------------------------------------------------------
                                                                         Average Annual Total Return
                                                                    -------------------------------------
                                    6 Months Ended   1 Year Ended   5 Years Ended   Inception (5/25/2005)
                                      4/30/2011       4/30/2011       4/30/2011         to 4/30/2011

FUND PERFORMANCE
NAV                                     6.19%            7.15%          9.30%               8.21%
Market Value                            6.11%           23.55%         13.83%               8.36%

INDEX PERFORMANCE
Barclays Capital U.S. MBS: Agency
   Fixed Rate MBS Index                 0.94%            4.98%          6.76%               5.85%
---------------------------------------------------------------------------------------------------------


------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Weighted Average Duration                              -4.39
Weighted Average Life (Years)                           4.93
------------------------------------------------------------


------------------------------------------------------------
                                                  % OF TOTAL
ASSET CLASSIFICATION                             INVESTMENTS
------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities       61.2%
Mortgage-Backed Securities                              38.8
------------------------------------------------------------
Total                                                  100.0%
                                                       =====


------------------------------------------------------------
                                                  % OF TOTAL
SECURITY TYPE                                    INVESTMENTS
------------------------------------------------------------
Fixed Rate Securities                                   50.0%
Interest Only Securities                                32.3
Adjustable Rate Securities                              17.7
------------------------------------------------------------
Total                                                  100.0%
                                                       =====

------------------------------------------------------------
                                                  % OF TOTAL
                                                FIXED-INCOME
CREDIT QUALITY (4)                               INVESTMENTS
------------------------------------------------------------
AAA                                                     79.4%
AA+                                                      1.1
AA                                                       3.0
AA-                                                      0.3
A+                                                       0.4
A                                                        0.2
BBB                                                      3.6
BB                                                       2.9
B-                                                       0.3
CCC+                                                     0.8
CCC                                                      8.0
------------------------------------------------------------
Total                                                  100.0%
                                                       =====

(1) Most recent distribution paid or declared through 4/30/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                              SUB-ADVISOR (FIDAC)

Fixed Income Discount Advisory Company ("FIDAC") is the original sub-advisor to First Trust Mortgage Income Fund (the "Fund"), which originally was called the First Trust/FIDAC Mortgage Income Fund. FIDAC is the wholly-owned registered investment advisor of Annaly Capital Management Inc. ("Annaly"), a publicly-traded real estate investment trust that trades under the New York Stock Exchange ("NYSE") symbol of NLY. The Fund trades under the ticker symbol FMY on the NYSE. Formed in 1994, FIDAC has become one of the leading fixed-income management companies in the world specializing in mortgage-backed securities and interest rate sensitive strategies.

FIDAC manages multiple investment vehicles that are marketed globally through distributor relationships. Overall, the principal business objective is to generate net income for distribution to investors from the spread between interest income on mortgage-backed securities and the costs of borrowing to finance their acquisition. FIDAC's team of investment professionals has built a successful long-term track record through some of the most challenging fixed-income markets in memory.

On April 19, 2011, First Trust Advisors L.P. announced that the Board of Trustees had approved Brookfield Investment Management Inc. ("Brookfield") as investment sub-advisor to the Fund, replacing FIDAC. The Fund entered into an interim investment sub-advisory agreement with First Trust and Brookfield, as investment sub-advisor, effective on April 29, 2011. The interim sub-advisory agreement will remain in effect until the earlier of September 26, 2011 or until a new sub-advisory agreement is approved by the shareholders of the Fund.

FIRST TRUST MORTGAGE INCOME FUND

The First Trust Mortgage Income Fund commenced trading on May 26, 2005. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. These securities may be issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities or commercial mortgage-backed securities. The Fund may leverage to an aggregate amount of up to 33-1/3% of the Fund's Managed Assets.(1) The Fund uses leverage primarily through the use of repurchase agreements.

                        FIDAC PORTFOLIO MANAGEMENT TEAM

WELLINGTON J. DENAHAN-NORRIS
VICE CHAIRMAN, CHIEF INVESTMENT OFFICER AND CHIEF OPERATING OFFICER

Ms. Denahan-Norris is the Vice-Chairman of Annaly, Chief Investment Officer and Chief Operating Officer of Annaly. Ms. Denahan-Norris has been with FIDAC since its inception and was one of the original founders of Annaly. She is also responsible for the development of our in-house portfolio systems. Prior to joining Annaly and FIDAC, Ms. Denahan-Norris was Vice President at Citadel Funding Corporation and a trader in the mortgage-backed securities desk at Wertheim Schroder and Co., Inc. She has a Bachelor's Degree in Business from Florida State University and attended the New York Institute of Finance for intense mortgage-backed securities studies.

JAMES P. FORTESCUE
MANAGING DIRECTOR, HEAD OF LIABILITIES

Mr. Fortescue started with FIDAC in June of 1995 where he was in charge of finding financing on mortgage-backed and corporate bonds for regional dealers, as well as maintaining a pricing service for a major broker dealer. Mr. Fortescue has been in charge of liability management for Annaly since its inception, and continues to oversee all financing activities for FIDAC. Mr. Fortescue has a Bachelor's Degree in Finance from Siena College.

ROSE-MARIE LYGHT
MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER

Mrs. Lyght is a Managing Director and Chief Operating Officer of FIDAC. She joined both companies in April 1999. Since that time she has been involved in the asset selection and financing for FIDAC funds and high net worth separate accounts. She has been a portfolio manager on FIDAC's offshore funds since December 2000. Mrs. Lyght has a Bachelor of Science degree in Finance and a Master's Degree in Business Administration from Villanova University.

ERIC SZABO, CFA, PRM
MANAGING DIRECTOR, CHIEF RISK OFFICER

Mr. Szabo is a Managing Director and the Chief Risk Officer for Annaly and FIDAC. Prior to joining the companies in April 2004, he worked for TimesSquare Capital Management as a Mortgage Analyst and Trader. Mr. Szabo has a Bachelor's Degree from The College of New Jersey and a Master's Degree in Finance from Boston College. Mr. Szabo is a certified Professional Risk Manager as designated by the Professional Risk Managers' International Association, and a CFA charterholder.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

MOHIT MARRIA
SENIOR VICE PRESIDENT

Mr. Marria is a Senior Vice President and Portfolio Manager for Annaly and FIDAC. Prior to joining the companies in August 2005, Mr. Marria worked at both AIG and MetLife trading mortgage-backed securities for their general account portfolios. Mr. Marria has a Bachelor's Degree and a Master's in Business Administration from Rutgers University.

NANCY MURTHA
SENIOR VICE PRESIDENT

Mrs. Murtha is a Senior Vice President and Portfolio Manager for Annaly and FIDAC. She joined both companies in October of 2002. From 2000 to 2002 she was a Senior Accountant at Deloitte & Touche where she worked within the Banking and Securities Group. Mrs. Murtha has a Bachelor's Degree in Accounting and Management Information Systems from Manhattan College.

                            SUB-ADVISOR (BROOKFIELD)

Brookfield is a global investment manager focused on specialized equity and fixed-income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a leading global asset manager with over $150 billion in assets under management as of March 31, 2011 and over 100 years of experience in the property, power, and infrastructure industries. The combination of access to this operational experience, along with the breadth of its product offerings and depth of its investment teams, provides enhanced opportunity for investment.

Brookfield is an SEC-registered investment advisor and with its affiliates, had approximately $23 billion in assets under management as of March 31, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney, and Toronto.

                      BROOKFIELD PORTFOLIO MANAGEMENT TEAM

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is a Portfolio Manager on the Structured Products Investments team. Mr. Breaks is one of four team leaders in MBS/ABS and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed structured product vehicles, such as SIV, ABCP and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

CHRIS WU
DIRECTOR

Mr. Wu is a Portfolio Manager on the Structured Products Investments team focusing on Agency MBS. He is responsible for the firm's Agency MBS exposures. He develops quantitative tools to formulate research and develop trading strategies for Agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Masters of Science degree in Computer Science from University of Saskatchewan. He also earned a Bachelor of Economics degree from Huazhong University of Science and Technology in China.

                         COMMENTARY (WRITTEN BY FIDAC)

MARKET RECAP

It has been an eventful 6 months, full of geopolitical (Eurozone debt, Middle East riots) and geological (Japan) disasters, but the U.S. markets were resilient and mostly took these events in stride. Possibly helping to steady the markets, the Federal Reserve (the "Fed") continued its $600 billion large scale asset purchase program which supported bond and equity markets alike. The obvious worry is that this brand of monetary policy could stoke inflation. Beyond record gold prices, certain measures of inflation expectations have moved up recently. The chart below shows the 5-year breakeven inflation rate as expected by the Treasury Inflation Protected Securities ("TIPS") market.

Despite its relatively low levels, the trend is not the Fed's friend in this case. Based on the Fed's preferred measure of inflation, the Core Personal Consumption Expenditures Price Index, inflation has yet to show itself in an alarming way, and the committee expects it to remain so. Even with the recent surge in commodities, headline CPI, a representation of inflation, is currently 3.1%. However, recent commodity price action suggests that it may not remain so benign. Chairman Bernanke calls this inflation transitory, but Wal-Mart CEO Bill Simon disagrees: "Every single retailer has and is paying more for the items they sell, and retailers will be passing some of these costs along. Except for fuel costs, U.S. consumers haven't seen much in the way of inflation for almost a decade, so a broad-based increase in prices will be unprecedented in recent memory." He goes on to say, "No retailer is going to be able to wish this new cost reality away."

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

------------------------------------------------------------
            5 Year TIPS Breakeven Inflation Rate

                  4/7/08            2.1907%
                                    2.1715
                                    2.1785
                                    2.1883
                                    2.1504
                                    2.1699
                                    2.2296
                                    2.2260
                                    2.1827
                                    2.1981
                                    2.1915
                                    2.2652
                                    2.2198
                                    2.2495
                                    2.2562
                                    2.2267
                   4/08             2.2059
                                    2.2411
                                    2.3006
                                    2.3321
                                    2.3388
                                    2.3020
                                    2.3129
                                    2.3382
                                    2.3369
                                    2.3414
                                    2.3657
                                    2.3534
                                    2.3934
                                    2.4149
                                    2.4204
                                    2.4923
                                    2.4610
                                    2.4304
                                    2.4235
                                    2.3919
                                    2.3978
                                    2.4155
                                    2.4364
                                    2.4188
                                    2.3712
                                    2.3517
                                    2.3979
                                    2.4530
                                    2.4874
                                    2.5239
                                    2.5356
                                    2.5786
                                    2.5906
                                    2.6397
                                    2.5656
                                    2.5841
                                    2.5455
                                    2.5762
                                    2.5608
                                    2.5784
                                    2.5612
                                    2.6135
                                    2.6067
                   6/08             2.6258
                                    2.6678
                                    2.6877
                                    2.7201
                                    2.7203
                                    2.6219
                                    2.5319
                                    2.5262
                                    2.5457
                                    2.6046
                                    2.5408
                                    2.4928
                                    2.5283
                                    2.4821
                                    2.4316
                                    2.3948
                                    2.3689
                                    2.2249
                                    2.1836
                                    2.1663
                                    2.1856
                                    2.1286
                                    2.1630
                                    2.1061
                                    2.1150
                                    2.0985
                                    2.0372
                                    2.0379
                                    2.0289
                                    1.9843
                                    1.9401
                                    1.9158
                                    1.9342
                                    1.9606
                                    1.8883
                                    1.8520
                                    1.8515
                                    1.8818
                                    1.9490
                                    1.8763
                                    1.8352
                                    1.8347
                                    1.8548
                                    1.8374
                   8/08             1.8083
                                    1.8079
                                    1.6359
                                    1.5853
                                    1.5201
                                    1.5513
                                    1.5436
                                    1.4495
                                    1.4776
                                    1.4699
                                    1.4465
                                    1.1712
                                    0.9886
                                    1.0294
                                    1.0118
                                    1.3217
                                    1.4015
                                    1.2141
                                    1.0780
                                    1.1415
                                    1.1210
                                    0.9323
                                    0.9718
                                    0.9405
                                    0.9298
                                    0.9355
                                    0.7711
                                    0.6369
                                    0.4332
                                    0.4469
                                    0.2093
                                    0.2079
                                    0.3159
                                    0.1470
                                    0.0017
                                    0.1966
                                    0.3189
                                    0.1484
                                    0.0738
                                   -0.0210
                                    0.4581
                                    0.7012
                                    0.6283
                                    0.5324
                                    0.3343
                  10/08             0.2399
                                    0.3116
                                    0.3192
                                    0.3806
                                    0.5024
                                    0.4751
                                    0.4681
                                    0.4698
                                    0.5402
                                    0.4732
                                    0.4624
                                    0.5368
                                    0.6741
                                    0.6787
                                    0.8043
                                    0.7664
                                    0.7618
                                    0.6892
                                    0.7281
                                   -0.7340
                                   -0.7780
                                    0.6181
                                    0.4507
                                    0.3762
                                    0.3851
                                    0.5107
                                    0.5907
                                    0.6417
                                    0.6991
                                    0.6229
                                    0.7221
                                    0.8633
                                    0.6389
                                    0.1997
                                    0.3697
                                   -0.4760
                                   -0.4900
                                    0.5167
                                    0.4985
                                   -0.5040
                                    0.5517
                                   -0.5360
                                    0.5907
                  12/08             0.4943
                                    0.4997
                                    0.4833
                                    0.4402
                                    0.3379
                                    0.3655
                                    0.3723
                                    0.3634
                                    0.3326
                                    0.2998
                                    0.3605
                                    0.3341
                                    0.2528
                                    0.2545
                                    0.1983
                                    0.1633
                                    0.1446
                                    0.1177
                                    0.0858
                                    0.0776
                                    0.0170
                                    0.0379
                                    0.1081
                                    0.0393
                                    0.1922
                                    0.2981
                                    0.3488
                                    0.4465
                                    0.6737
                                    0.4888
                                    0.4525
                                    0.3420
                                    0.4789
                                    0.4777
                                    0.2886
                                    0.3298
                                    0.4379
                                    0.3815
                                    0.3733
                                    0.3644
                                    0.3766
                                    0.4091
                   2/09             0.3656
                                    0.2541
                                    0.2040
                                    0.2365
                                    0.1907
                                    0.2045
                                    0.1321
                                    0.1984
                                    0.2186
                                    0.3313
                                    0.3172
                                    0.4052
                                    0.4209
                                    0.4263
                                    0.4806
                                    0.4212
                                    0.5014
                                    0.6010
                                    0.6558
                                    0.7323
                                    0.6498
                                    0.5606
                                    0.4871
                                    0.4861
                                    0.5199
                                    0.5747
                                    0.6560
                                    0.5922
                                    0.5714
                                    0.6084
                                    0.5590
                                    0.5490
                                    0.5200
                                    0.5312
                                    0.5071
                                    0.5022
                                    0.3953
                                    0.3956
                                    0.4250
                                    0.4855
                                    0.7620
                                    0.7410
                                    0.8383
                                    0.9378
                   4/09             0.8239
                                    0.8047
                                    0.8506
                                    0.8838
                                    0.9750
                                    1.0566
                                    1.0465
                                    1.0043
                                    1.0269
                                    0.9970
                                    0.9610
                                    1.0048
                                    1.0828
                                    1.0896
                                    1.1198
                                    1.1500
                                    1.2023
                                    1.2026
                                    1.2687
                                    1.4158
                                    1.3349
                                    1.3903
                                    1.5308
                                    1.6080
                                    1.5330
                                    1.5751
                                    1.7173
                                    1.7375
                                    1.8001
                                    1.8567
                                    1.7961
                                    1.6885
                                    1.6023
                                    1.5303
                                    1.4609
                                    1.5736
                                    1.5489
                                    1.4132
                                    1.4292
                                    1.3746
                                    1.3139
                                    1.2060
                                    1.2222
                   6/09             1.3654
                                    1.3503
                                    1.2774
                                    1.2812
                                    1.2024
                                    1.2079
                                    1.0998
                                    1.0961
                                    1.0601
                                    1.0681
                                    1.1423
                                    1.2431
                                    1.2782
                                    1.3593
                                    1.3844
                                    1.3020
                                    1.3048
                                    1.3618
                                    1.3391
                                    1.3624
                                    1.3294
                                    1.3416
                                    1.3336
                                    1.2756
                                    1.3436
                                    1.3796
                                    1.3810
                                    1.3429
                                    1.4113
                                    1.3913
                                    1.3367
                                    1.2991
                                    1.1876
                                    1.0826
                                    1.0279
                                    1.0884
                                    1.1425
                                    1.2324
                                    1.3015
                                    1.2086
                                    1.1243
                                    1.1314
                                    1.1318
                                    1.0899
                   8/09             1.0292
                                    1.0240
                                    0.9950
                                    1.0866
                                    1.1830
                                    1.1869
                                    1.2609
                                    1.2775
                                    1.2471
                                    1.3075
                                    1.3487
                                    1.3641
                                    1.4358
                                    1.3393
                                    1.3338
                                    1.2816
                                    1.3051
                                    1.3036
                                    1.2539
                                    1.2477
                                    1.2432
                                    1.2263
                                    1.2501
                                    1.2078
                                    1.2271
                                    1.2137
                                    1.2640
                                    1.2478
                                    1.2849
                                    1.3615
                                    1.3656
                                    1.3843
                                    1.3931
                                    1.4238
                                    1.4696
                                    1.5257
                                    1.4784
                                    1.4255
                                    1.4131
                                    1.4393
                                    1.5016
                                    1.4895
                                    1.4810
                                    1.5305
                   10/09            1.4870
                                    1.5272
                                    1.5396
                                    1.5766
                                    1.6064
                                    1.5920
                                    1.6838
                                    1.6637
                                    1.6606
                                    1.6061
                                    1.5829
                                    1.6114
                                    1.6042
                                    1.6760
                                    1.6495
                                    1.6771
                                    1.6773
                                    1.6597
                                    1.6600
                                    1.6547
                                    1.6129
                                    1.6118
                                    1.6737
                                    1.6805
                                    1.6718
                                    1.6808
                                    1.6633
                                    1.6108
                                    1.5781
                                    1.5949
                                    1.6457
                                    1.7021
                                    1.7335
                                    1.7956
                                    1.7283
                                    1.7446
                                    1.7983
                                    1.8637
                                    1.8657
                                    1.8828
                                    1.8836
                                    1.9210
                                    1.9478
                                    1.9268
                  12/09             1.9451
                                    1.9459
                                    1.9362
                                    1.9575
                                    1.9853
                                    2.0271
                                    2.0173
                                    1.9978
                                    1.9392
                                    1.9587
                                    1.9312
                                    1.9043
                                    1.9051
                                    1.9287
                                    1.9167
                                    1.8517
                                    1.8247
                                    1.8521
                                    1.8297
                                    1.8188
                                    1.7947
                                    1.7823
                                    1.8443
                                    1.8699
                                    1.9136
                                    1.8606
                                    1.7643
                                    1.7354
                                    1.8143
                                    1.8180
                                    1.8261
                                    1.8237
                                    1.8245
                                    1.8227
                                    1.8727
                                    1.9154
                                    1.8426
                                    1.8358
                                    1.7903
                                    1.7804
                                    1.7181
                   2/10             1.7154
                                    1.6965
                                    1.7146
                                    1.7231
                                    1.7398
                                    1.7752
                                    1.7964
                                    1.7917
                                    1.7949
                                    1.8166
                                    1.8490
                                    1.8416
                                    1.8359
                                    1.8639
                                    1.8303
                                    1.7632
                                    1.7576
                                    1.7512
                                    1.7914
                                    1.7768
                                    1.7731
                                    1.7630
                                    1.7561
                                    1.7889
                                    1.8132
                                    1.8260
                                    1.8421
                                    1.8627
                                    1.8891
                                    1.8916
                                    1.8900
                                    1.8960
                                    1.8730
                                    1.8789
                                    1.8961
                                    1.8595
                                    1.8438
                                    1.8772
                                    1.8714
                                    1.8513
                                    1.8756
                                    1.8791
                                    1.9555
                                    2.0079
                                    2.0581
                   4/10             2.0202
                                    2.0220
                                    1.9706
                                    1.9097
                                    1.8091
                                    1.7676
                                    1.8701
                                    1.8816
                                    1.9504
                                    1.9234
                                    1.8593
                                    1.8224
                                    1.7761
                                    1.7363
                                    1.5943
                                    1.6010
                                    1.5968
                                    1.5736
                                    1.6390
                                    1.7089
                                    1.7021
                                    1.7019
                                    1.6653
                                    1.7192
                                    1.7648
                                    1.6757
                                    1.6226
                                    1.6236
                                    1.6199
                                    1.6753
                                    1.6563
                                    1.6659
                                    1.6701
                                    1.6724
                                    1.6738
                                    1.6707
                                    1.6937
                                    1.6561
                                    1.6386
                                    1.6059
                                    1.5976
                                    1.5502
                                    1.5100
                   6/10             1.5196
                                    1.4809
                                    1.4701
                                    1.4732
                                    1.3966
                                    1.3870
                                    1.4233
                                    1.4558
                                    1.4688
                                    1.5023
                                    1.4642
                                    1.4303
                                    1.3426
                                    1.3128
                                    1.3190
                                    1.3183
                                    1.3414
                                    1.3708
                                    1.3837
                                    1.4173
                                    1.4057
                                    1.3947
                                    1.3830
                                    1.4558
                                    1.4607
                                    1.4548
                                    1.4539
                                    1.4193
                                    1.4259
                                    1.4345
                                    1.3880
                                    1.3255
                                    1.2911
                                    1.2340
                                    1.2371
                                    1.2301
                                    1.1962
                                    1.2017
                                    1.1711
                                    1.1340
                                    1.1837
                                    1.1932
                                    1.2358
                                    1.2016
                   8/10             1.1643
                                    1.1672
                                    1.1735
                                    1.2123
                                    1.2119
                                    1.1809
                                    1.1979
                                    1.2553
                                    1.3153
                                    1.3314
                                    1.2596
                                    1.2525
                                    1.2522
                                    1.1999
                                    1.1995
                                    1.2394
                                    1.2796
                                    1.2454
                                    1.2545
                                    1.2438
                                    1.2837
                                    1.2598
                                    1.2762
                                    1.2987
                                    1.3083
                                    1.3616
                                    1.4515
                                    1.4575
                                    1.4462
                                    1.4760
                                    1.4695
                                    1.5594
                                    1.6804
                                    1.5665
                                    1.4914
                                    1.4808
                                    1.4570
                                    1.4942
                                    1.5307
                                    1.5713
                                    1.5792
                                    1.5328
                                    1.4664
                  10/10             1.4206
                                    1.4474
                                    1.4368
                                    1.4665
                                    1.4619
                                    1.5229
                                    1.5469
                                    1.5284
                                    1.5439
                                    1.5571
                                    1.5046
                                    1.5175
                                    1.4190
                                    1.4673
                                    1.5022
                                    1.5260
                                    1.5173
                                    1.4715
                                    1.5182
                                    1.5174
                                    1.5095
                                    1.5056
                                    1.4420
                                    1.5212
                                    1.5388
                                    1.5125
                                    1.4931
                                    1.5629
                                    1.5831
                                    1.5761
                                    1.5734
                                    1.5748
                                    1.6320
                                    1.6863
                                    1.6911
                                    1.6784
                                    1.6817
                                    1.7101
                                    1.7508
                                    1.7766
                                    1.7839
                                    1.7541
                                    1.7606
                                    1.7314
                                    1.7355
                  12/10             1.7337
                                    1.7372
                                    1.7874
                                    1.8665
                                    1.8825
                                    1.8650
                                    1.8598
                                    1.9328
                                    1.9368
                                    1.8805
                                    1.8667
                                    1.8920
                                    1.9000
                                    1.8850
                                    1.8519
                                    1.8615
                                    1.8759
                                    1.8668
                                    1.8897
                                    1.8304
                                    1.8573
                                    1.9123
                                    1.9543
                                    1.9573
                                    1.9712
                                    1.9962
                                    1.9632
                                    1.9825
                                    1.9394
                                    1.9230
                                    1.9074
                                    1.9148
                                    1.9361
                                    1.9443
                                    1.9861
                                    2.0640
                                    2.0640
                                    2.1068
                                    2.2037
                                    2.2141
                                    2.1914
                   2/11             2.1575
                                    2.1817
                                    2.2254
                                    2.2455
                                    2.2230
                                    2.2830
                                    2.2987
                                    2.2626
                                    2.2061
                                    2.1967
                                    2.1826
                                    2.1640
                                    2.1406
                                    2.2652
                                    2.2742
                                    2.3120
                                    2.2385
                                    2.2694
                                    2.2796
                                    2.2229
                                    2.2088
                                    2.2564
                                    2.2279
                                    2.2986
                                    2.2942
                                    2.3183
                                    2.3823
                                    2.3965
                                    2.3756
                                    2.4380
                                    2.4465
                                    2.3505
                                    2.3419
                                    2.3522
                                    2.3065
                                    2.2968
                                    2.3344
                                    2.3635
                                    2.3191
                                    2.3478
                                    2.4133
                                    2.4299
                   4/11             2.4702


                     Source: Bloomberg
------------------------------------------------------------

Inflation worriers also look at excess reserves held at the Fed as being the dry tinder that will combust into an inflationary pyre. Under the money multiplier theory, banks will sharply increase credit creation (and thus inflation) when it puts those reserves out into the economy. Jan Hatzius of Goldman Sachs differs on this point. "[M]ost bank loans have long been primarily funded from sources other than deposits subject to minimum reserve requirements," he wrote. "This means that bank lending was not constrained by the availability of reserves even prior to the increase in excess reserves. Relieving a non-existent constraint cannot be important for credit creation or inflation."

Another salve to inflationists is that wage growth has remained well behaved in recent months, as the nearby graph illustrates:

------------------------------------------------------------
                Inflation versus Wage Growth

           Average Weekly Earnings         CPI Headline
          (rolling 12 month average)     Inflation (yoy%)

Jan-66                 4.0                     1.9
Feb-66                 4.0                     2.6
Mar-66                 4.0                     2.8
Apr-66                 3.9                     2.9
May-66                 3.9                     2.8
Jun-66                 3.8                     2.4
Jul-66                 3.8                     2.8
Aug-66                 3.8                     3.5
Sep-66                 3.8                     3.6
Oct-66                 3.8                     3.8
Nov-66                 3.7                     3.6
Dec-66                 3.6                     3.4
Jan-67                 3.5                     3.2
Feb-67                 3.4                     2.9
Mar-67                 3.3                     2.5
Apr-67                 3.1                     2.5
May-67                 3.0                     2.3
Jun-67                 2.9                     2.8
Jul-67                 2.9                     2.9
Aug-67                 2.8                     2.6
Sep-67                 2.7                     2.6
Oct-67                 2.7                     2.6
Nov-67                 2.7                     3.1
Dec-67                 2.7                     3.3
Jan-68                 2.7                     3.6
Feb-68                 2.9                     3.6
Mar-68                 3.1                     3.9
Apr-68                 3.3                     3.9
May-68                 3.6                     4.2
Jun-68                 3.9                     4.2
Jul-68                 4.2                     4.5
Aug-68                 4.4                     4.5
Sep-68                 4.6                     4.5
Oct-68                 4.8                     4.7
Nov-68                 5.0                     4.4
Dec-68                 5.2                     4.7
Jan-69                 5.4                     4.7
Feb-69                 5.6                     4.7
Mar-69                 5.7                     5.2
Apr-69                 5.8                     5.5
May-69                 5.9                     5.5
Jun-69                 5.8                     5.5
Jul-69                 5.8                     5.4
Aug-69                 5.9                     5.4
Sep-69                 5.9                     5.7
Oct-69                 5.9                     5.7
Nov-69                 6.0                     5.9
Dec-69                 6.0                     5.9
Jan-70                 6.0                     6.2
Feb-70                 5.9                     6.4
Mar-70                 5.9                     6.1
Apr-70                 5.7                     6.1
May-70                 5.5                     6.0
Jun-70                 5.4                     6.0
Jul-70                 5.3                     5.7
Aug-70                 5.2                     5.7
Sep-70                 5.0                     5.7
Oct-70                 4.9                     5.6
Nov-70                 4.7                     5.6
Dec-70                 4.5                     5.6
Jan-71                 4.4                     5.3
Feb-71                 4.4                     4.7
Mar-71                 4.3                     4.4
Apr-71                 4.3                     4.2
May-71                 4.5                     4.4
Jun-71                 4.6                     4.4
Jul-71                 4.7                     4.4
Aug-71                 4.8                     4.4
Sep-71                 5.0                     4.1
Oct-71                 5.2                     3.8
Nov-71                 5.4                     3.5
Dec-71                 5.7                     3.3
Jan-72                 6.0                     3.3
Feb-72                 6.3                     3.8
Mar-72                 6.6                     3.5
Apr-72                 6.9                     3.5
May-72                 7.0                     3.2
Jun-72                 7.2                     3.0
Jul-72                 7.3                     3.0
Aug-72                 7.4                     2.9
Sep-72                 7.6                     3.2
Oct-72                 7.7                     3.2
Nov-72                 7.9                     3.4
Dec-72                 7.9                     3.4
Jan-73                 7.8                     3.6
Feb-73                 7.6                     3.9
Mar-73                 7.4                     4.8
Apr-73                 7.2                     5.3
May-73                 7.0                     5.5
Jun-73                 6.9                     6.0
Jul-73                 6.8                     5.7
Aug-73                 6.7                     7.4
Sep-73                 6.6                     7.4
Oct-73                 6.4                     8.1
Nov-73                 6.3                     8.3
Dec-73                 6.1                     8.9
Jan-74                 5.9                     9.6
Feb-74                 5.9                    10.0
Mar-74                 5.8                    10.1
Apr-74                 5.8                    10.1
May-74                 5.8                    10.7
Jun-74                 5.8                    10.9
Jul-74                 5.8                    11.5
Aug-74                 5.8                    10.9
Sep-74                 5.8                    11.9
Oct-74                 5.9                    11.8
Nov-74                 5.9                    12.2
Dec-74                 6.0                    12.1
Jan-75                 6.1                    11.8
Feb-75                 6.1                    11.2
Mar-75                 6.1                    10.5
Apr-75                 6.2                    10.2
May-75                 6.2                     9.3
Jun-75                 6.1                     9.2
Jul-75                 5.9                     9.5
Aug-75                 5.9                     8.6
Sep-75                 5.7                     7.9
Oct-75                 5.6                     7.6
Nov-75                 5.5                     7.4
Dec-75                 5.5                     7.1
Jan-76                 5.5                     6.7
Feb-76                 5.6                     6.3
Mar-76                 5.7                     6.1
Apr-76                 5.9                     5.8
May-76                 6.0                     6.2
Jun-76                 6.2                     6.0
Jul-76                 6.5                     5.6
Aug-76                 6.7                     5.7
Sep-76                 6.8                     5.5
Oct-76                 7.0                     5.5
Nov-76                 7.1                     5.1
Dec-76                 7.2                     5.0
Jan-77                 7.1                     5.2
Feb-77                 7.1                     6.1
Mar-77                 7.0                     6.4
Apr-77                 7.0                     7.0
May-77                 7.0                     6.7
Jun-77                 7.0                     6.7
Jul-77                 7.0                     6.7
Aug-77                 6.9                     6.6
Sep-77                 6.9                     6.4
Oct-77                 6.9                     6.4
Nov-77                 7.0                     6.7
Dec-77                 7.0                     6.7
Jan-78                 7.0                     6.8
Feb-78                 7.0                     6.2
Mar-78                 7.1                     6.4
Apr-78                 7.1                     6.5
May-78                 7.1                     7.1
Jun-78                 7.1                     7.4
Jul-78                 7.1                     7.7
Aug-78                 7.2                     7.9
Sep-78                 7.3                     8.5
Oct-78                 7.4                     8.9
Nov-78                 7.4                     8.9
Dec-78                 7.5                     9.0
Jan-79                 7.7                     9.3
Feb-79                 7.8                     9.8
Mar-79                 8.0                    10.3
Apr-79                 7.9                    10.5
May-79                 7.9                    10.7
Jun-79                 7.9                    11.1
Jul-79                 7.8                    11.5
Aug-79                 7.8                    11.8
Sep-79                 7.7                    11.9
Oct-79                 7.6                    12.1
Nov-79                 7.6                    12.6
Dec-79                 7.5                    13.3
Jan-80                 7.4                    13.9
Feb-80                 7.1                    14.2
Mar-80                 6.9                    14.6
Apr-80                 6.9                    14.6
May-80                 6.9                    14.4
Jun-80                 6.8                    14.3
Jul-80                 6.7                    13.2
Aug-80                 6.7                    12.9
Sep-80                 6.6                    12.8
Oct-80                 6.6                    12.6
Nov-80                 6.7                    12.6
Dec-80                 6.7                    12.4
Jan-81                 6.9                    11.8
Feb-81                 7.1                    11.4
Mar-81                 7.3                    10.6
Apr-81                 7.5                    10.1
May-81                 7.7                     9.8
Jun-81                 7.9                     9.7
Jul-81                 8.2                    10.8
Aug-81                 8.5                    10.8
Sep-81                 8.6                    11.0
Oct-81                 8.7                    10.3
Nov-81                 8.7                     9.6
Dec-81                 8.6                     8.9
Jan-82                 8.2                     8.3
Feb-82                 8.0                     7.6
Mar-82                 7.8                     6.9
Apr-82                 7.4                     6.6
May-82                 7.1                     6.9
Jun-82                 6.7                     7.2
Jul-82                 6.3                     6.6
Aug-82                 5.9                     6.0
Sep-82                 5.5                     4.9
Oct-82                 5.1                     5.0
Nov-82                 4.7                     4.5
Dec-82                 4.5                     3.8
Jan-83                 4.6                     3.7
Feb-83                 4.5                     3.5
Mar-83                 4.3                     3.6
Apr-83                 4.3                     4.0
May-83                 4.3                     3.4
Jun-83                 4.3                     2.5
Jul-83                 4.3                     2.4
Aug-83                 4.2                     2.5
Sep-83                 4.3                     2.8
Oct-83                 4.4                     2.8
Nov-83                 4.6                     3.2
Dec-83                 4.7                     3.8
Jan-84                 4.8                     4.3
Feb-84                 4.7                     4.7
Mar-84                 4.9                     4.9
Apr-84                 5.0                     4.6
May-84                 4.9                     4.3
Jun-84                 4.9                     4.3
Jul-84                 4.8                     4.3
Aug-84                 4.8                     4.3
Sep-84                 4.8                     4.3
Oct-84                 4.6                     4.3
Nov-84                 4.4                     4.2
Dec-84                 4.2                     4.0
Jan-85                 3.9                     3.5
Feb-85                 3.7                     3.6
Mar-85                 3.5                     3.8
Apr-85                 3.2                     3.6
May-85                 3.0                     3.6
Jun-85                 2.9                     3.7
Jul-85                 2.7                     3.5
Aug-85                 2.6                     3.4
Sep-85                 2.4                     3.2
Oct-85                 2.3                     3.2
Nov-85                 2.3                     3.5
Dec-85                 2.3                     3.8
Jan-86                 2.3                     4.0
Feb-86                 2.3                     3.2
Mar-86                 2.4                     2.2
Apr-86                 2.3                     1.6
May-86                 2.3                     1.7
Jun-86                 2.2                     1.8
Jul-86                 2.1                     1.7
Aug-86                 2.1                     1.6
Sep-86                 2.0                     1.8
Oct-86                 2.0                     1.6
Nov-86                 1.9                     1.3
Dec-86                 1.8                     1.2
Jan-87                 1.7                     1.4
Feb-87                 1.6                     1.9
Mar-87                 1.6                     2.8
Apr-87                 1.5                     3.7
May-87                 1.6                     3.7
Jun-87                 1.6                     3.7
Jul-87                 1.7                     3.9
Aug-87                 1.8                     4.3
Sep-87                 2.0                     4.3
Oct-87                 2.1                     4.4
Nov-87                 2.3                     4.5
Dec-87                 2.4                     4.3
Jan-88                 2.5                     4.1
Feb-88                 2.6                     3.9
Mar-88                 2.6                     3.8
Apr-88                 2.7                     4.0
May-88                 2.7                     4.0
Jun-88                 2.8                     4.0
Jul-88                 2.9                     4.1
Aug-88                 2.9                     4.1
Sep-88                 2.8                     4.2
Oct-88                 2.8                     4.3
Nov-88                 2.8                     4.2
Dec-88                 2.8                     4.4
Jan-89                 2.9                     4.5
Feb-89                 2.9                     4.6
Mar-89                 3.1                     4.9
Apr-89                 3.3                     5.0
May-89                 3.3                     5.3
Jun-89                 3.3                     5.2
Jul-89                 3.3                     5.1
Aug-89                 3.3                     4.6
Sep-89                 3.5                     4.4
Oct-89                 3.5                     4.6
Nov-89                 3.5                     4.7
Dec-89                 3.6                     4.6
Jan-90                 3.5                     5.2
Feb-90                 3.5                     5.3
Mar-90                 3.5                     5.2
Apr-90                 3.4                     4.7
May-90                 3.4                     4.4
Jun-90                 3.5                     4.7
Jul-90                 3.5                     4.8
Aug-90                 3.5                     5.7
Sep-90                 3.5                     6.2
Oct-90                 3.4                     6.4
Nov-90                 3.4                     6.2
Dec-90                 3.4                     6.3
Jan-91                 3.4                     5.6
Feb-91                 3.3                     5.3
Mar-91                 3.2                     4.8
Apr-91                 3.1                     4.8
May-91                 3.0                     5.0
Jun-91                 2.9                     4.7
Jul-91                 2.7                     4.4
Aug-91                 2.7                     3.8
Sep-91                 2.6                     3.4
Oct-91                 2.6                     2.8
Nov-91                 2.6                     3.1
Dec-91                 2.6                     3.0
Jan-92                 2.5                     2.7
Feb-92                 2.5                     2.8
Mar-92                 2.6                     3.2
Apr-92                 2.7                     3.2
May-92                 2.7                     3.0
Jun-92                 2.8                     3.0
Jul-92                 2.8                     3.2
Aug-92                 2.8                     3.1
Sep-92                 2.8                     3.0
Oct-92                 2.8                     3.3
Nov-92                 2.8                     3.1
Dec-92                 2.8                     3.0
Jan-93                 2.8                     3.3
Feb-93                 2.9                     3.2
Mar-93                 2.9                     3.0
Apr-93                 2.9                     3.2
May-93                 2.8                     3.2
Jun-93                 2.8                     3.0
Jul-93                 2.9                     2.8
Aug-93                 2.9                     2.8
Sep-93                 2.9                     2.8
Oct-93                 2.9                     2.8
Nov-93                 2.9                     2.7
Dec-93                 3.0                     2.8
Jan-94                 3.0                     2.5
Feb-94                 2.9                     2.5
Mar-94                 2.9                     2.7
Apr-94                 3.0                     2.4
May-94                 3.0                     2.3
Jun-94                 3.0                     2.5
Jul-94                 3.0                     2.7
Aug-94                 3.0                     2.9
Sep-94                 3.0                     3.0
Oct-94                 3.0                     2.6
Nov-94                 3.0                     2.6
Dec-94                 3.0                     2.6
Jan-95                 3.0                     2.9
Feb-95                 3.0                     2.9
Mar-95                 3.0                     2.8
Apr-95                 2.9                     3.1
May-95                 2.8                     3.1
Jun-95                 2.7                     3.0
Jul-95                 2.6                     2.8
Aug-95                 2.6                     2.6
Sep-95                 2.5                     2.5
Oct-95                 2.5                     2.7
Nov-95                 2.4                     2.6
Dec-95                 2.4                     2.5
Jan-96                 2.2                     2.8
Feb-96                 2.2                     2.7
Mar-96                 2.2                     2.8
Apr-96                 2.2                     2.8
May-96                 2.3                     2.8
Jun-96                 2.5                     2.8
Jul-96                 2.6                     2.9
Aug-96                 2.7                     2.8
Sep-96                 2.8                     3.0
Oct-96                 2.9                     3.1
Nov-96                 3.1                     3.3
Dec-96                 3.2                     3.4
Jan-97                 3.5                     3.0
Feb-97                 3.7                     3.0
Mar-97                 3.9                     2.8
Apr-97                 4.0                     2.4
May-97                 4.2                     2.2
Jun-97                 4.1                     2.2
Jul-97                 4.2                     2.2
Aug-97                 4.3                     2.3
Sep-97                 4.3                     2.2
Oct-97                 4.4                     2.1
Nov-97                 4.5                     1.9
Dec-97                 4.5                     1.7
Jan-98                 4.6                     1.6
Feb-98                 4.5                     1.4
Mar-98                 4.5                     1.4
Apr-98                 4.4                     1.4
May-98                 4.4                     1.7
Jun-98                 4.3                     1.6
Jul-98                 4.4                     1.7
Aug-98                 4.4                     1.6
Sep-98                 4.3                     1.4
Oct-98                 4.2                     1.5
Nov-98                 4.1                     1.5
Dec-98                 4.0                     1.6
Jan-99                 3.9                     1.7
Feb-99                 3.8                     1.7
Mar-99                 3.6                     1.7
Apr-99                 3.6                     2.3
May-99                 3.5                     2.1
Jun-99                 3.5                     2.0
Jul-99                 3.4                     2.1
Aug-99                 3.4                     2.3
Sep-99                 3.4                     2.6
Oct-99                 3.4                     2.6
Nov-99                 3.3                     2.6
Dec-99                 3.4                     2.7
Jan-00                 3.4                     2.8
Feb-00                 3.4                     3.2
Mar-00                 3.5                     3.8
Apr-00                 3.6                     3.0
May-00                 3.6                     3.1
Jun-00                 3.6                     3.7
Jul-00                 3.6                     3.6
Aug-00                 3.5                     3.4
Sep-00                 3.5                     3.5
Oct-00                 3.5                     3.5
Nov-00                 3.5                     3.4
Dec-00                 3.5                     3.4
Jan-01                 3.5                     3.7
Feb-01                 3.5                     3.5
Mar-01                 3.4                     3.0
Apr-01                 3.3                     3.2
May-01                 3.3                     3.6
Jun-01                 3.3                     3.2
Jul-01                 3.2                     2.7
Aug-01                 3.2                     2.7
Sep-01                 3.1                     2.6
Oct-01                 3.0                     2.1
Nov-01                 2.9                     1.9
Dec-01                 2.8                     1.6
Jan-02                 2.8                     1.2
Feb-02                 2.7                     1.1
Mar-02                 2.6                     1.4
Apr-02                 2.5                     1.6
May-02                 2.5                     1.2
Jun-02                 2.4                     1.1
Jul-02                 2.4                     1.5
Aug-02                 2.4                     1.7
Sep-02                 2.4                     1.5
Oct-02                 2.5                     2.0
Nov-02                 2.6                     2.3
Dec-02                 2.6                     2.5
Jan-03                 2.6                     2.8
Feb-03                 2.7                     3.1
Mar-03                 2.7                     3.0
Apr-03                 2.7                     2.2
May-03                 2.7                     1.9
Jun-03                 2.7                     1.9
Jul-03                 2.7                     2.1
Aug-03                 2.7                     2.2
Sep-03                 2.6                     2.4
Oct-03                 2.4                     2.0
Nov-03                 2.3                     1.9
Dec-03                 2.2                     2.0
Jan-04                 2.1                     2.0
Feb-04                 2.0                     1.7
Mar-04                 1.9                     1.7
Apr-04                 1.9                     2.3
May-04                 1.9                     2.9
Jun-04                 1.9                     3.2
Jul-04                 1.9                     2.9
Aug-04                 1.9                     2.5
Sep-04                 1.9                     2.5
Oct-04                 2.0                     3.2
Nov-04                 2.1                     3.6
Dec-04                 2.2                     3.3
Jan-05                 2.3                     2.8
Feb-05                 2.4                     3.1
Mar-05                 2.4                     3.2
Apr-05                 2.5                     3.4
May-05                 2.5                     2.9
Jun-05                 2.6                     2.5
Jul-05                 2.6                     3.1
Aug-05                 2.7                     3.6
Sep-05                 2.7                     4.7
Oct-05                 2.8                     4.4
Nov-05                 2.8                     3.3
Dec-05                 2.9                     3.3
Jan-06                 2.9                     4.0
Feb-06                 3.0                     3.6
Mar-06                 3.1                     3.4
Apr-06                 3.2                     3.6
May-06                 3.3                     4.0
Jun-06                 3.5                     4.2
Jul-06                 3.6                     4.1
Aug-06                 3.8                     3.9
Sep-06                 3.9                     2.0
Oct-06                 4.0                     1.4
Nov-06                 4.0                     2.0
Dec-06                 4.1                     2.5
Jan-07                 4.2                     2.0
Feb-07                 4.2                     2.4
Mar-07                 4.3                     2.8
Apr-07                 4.3                     2.6
May-07                 4.3                     2.7
Jun-07                 4.3                     2.7
Jul-07                 4.2                     2.3
Aug-07                 4.2                     1.9
Sep-07                 4.1                     2.8
Oct-07                 4.1                     3.6
Nov-07                 4.0                     4.4
Dec-07                 4.0                     4.1
Jan-08                 3.9                     4.3
Feb-08                 3.9                     4.1
Mar-08                 3.8                     4.0
Apr-08                 3.8                     3.9
May-08                 3.7                     4.1
Jun-08                 3.6                     4.9
Jul-08                 3.5                     5.5
Aug-08                 3.5                     5.3
Sep-08                 3.5                     5.0
Oct-08                 3.4                     3.7
Nov-08                 3.3                     1.0
Dec-08                 3.2                     0.0
Jan-09                 3.1                    -0.1
Feb-09                 3.0                     0.1
Mar-09                 2.8                    -0.4
Apr-09                 2.7                    -0.6
May-09                 2.5                    -1.0
Jun-09                 2.3                    -1.2
Jul-09                 2.2                    -2.0
Aug-09                 2.0                    -1.5
Sep-09                 1.8                    -1.3
Oct-09                 1.6                    -0.2
Nov-09                 1.6                     1.9
Dec-09                 1.5                     2.8
Jan-10                 1.6                     2.6
Feb-10                 1.5                     2.2
Mar-10                 1.6                     2.4
Apr-10                 1.7                     2.3
May-10                 1.9                     2.0
Jun-10                 2.1                     1.1
Jul-10                 2.3                     1.3
Aug-10                 2.5                     1.2
Sep-10                 2.7                     1.1
Oct-10                 3.0                     1.2
Nov-10                 3.1                     1.1
Dec-10                 3.2                     1.4
Jan-11                 3.2                     1.7
Feb-11                 3.3                     2.2
Mar-11                 3.3                     2.7
Apr-11                 3.3                     3.1

Source: BLS, Haver Analytics
------------------------------------------------------------

Weekly earnings growth has stayed relatively well anchored in recent months. While this is not a positive outcome for American households, a breakout in inflation while wage growth is so low would be a truly unique event in our short economic history. Nevertheless, we are staying tuned to measures of inflation expectations.

FUND PERFORMANCE

For the six-month period ended April 30, 2011, the Fund had a total net asset value ("NAV") return(2) of 6.19% and a market value return of 6.11%.(2) As of April 30, 2011, the Fund traded at $20.78, a 5.59% premium to its NAV. The Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index ("Index" or "Benchmark"), had a return of 0.94% over the same period.

---------------

(1) The Fund's Managed Assets are the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any.

(2) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common share price for market value returns. Total return does not reflect sales load and is not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

For the six-month period ended April 30, 2011, the Fund paid $1.07 in dividends and the Fund's NAV rose by 0.46% to $19.68 from $19.59. The Fund's outperformance relative to its benchmark, the Index, was the result of higher prices on the Interest Only ("IO") securities, along with strong income on the Non-Agency securities within the Fund. A more optimistic view of the economy caused a sell-off across the Treasury curve during the period resulting in an increase to the 30-year conventional mortgage rate. IOs exhibit negative duration and will increase in price when interest rates are rising as the expectations for mortgage prepayments decrease. Therefore, the Fund's NAV increased more than would have been expected from a portfolio holding only Agency fixed-rate mortgage-backed securities, such as is represented by the Fund's benchmark.

Also noteworthy during the period was the Fund's income return of 5.55%, which exceeded its benchmark's income return of 1.51% by 404 basis points. This outperformance can be attributed to the better-than-expected contribution to income from the Fund's non-agency bonds, as losses have not occurred at the pace we had originally anticipated.

MARKET AND FUND OUTLOOK (WRITTEN BY BROOKFIELD)

New issuance has been minimal for residential mortgage-backed securities ("RMBS") in 2011, although $8 billion of commercial mortgage-backed securities ("CMBS") were issued in the first quarter of the year. Interestingly, one source of buying demand has been insurance companies. Many insurance companies are now increasing exposure to RMBS and CMBS due to their yields. The regulatory body for insurance companies has issued new risk-based capital charges for RMBS and CMBS that take into account the low probability of large losses for senior securities as well as their discount price. This results in a dramatically lower capital charge than a pure ratings-based approach would require. This has caused RMBS and CMBS to become much more attractive from a return on capital perspective, in particular for securities backed by commercial loans and prime loans, and to a lesser degree, option-arm and alt-a loans.

At today's prices, we also view RMBS and CMBS as attractive for closed-end funds. Closed-end funds can now improve return potential through repurchase loans and other borrowings. With leverage available through insurance company balance sheets and to money managers through repurchase loans, we see room for prices to increase as required yields go down.

On the policy front, an official draft of the new risk retention rules was released in March 2011, the first of a number of proposed rules that will remake the mortgage landscape. Going forward, most new loans will be subject to risk retention if the law is enacted in its current form. The new rules also prohibit sellers from transferring loans to securitizations at a premium. Importantly, we see a great opportunity for investors that are natural holders of risk, such as closed-end funds, to participate in the future of securitization and the mortgage market in general, because they are well suited to serve as the required risk retention entity where banks, the target of this legislation, fair poorly.

Prime borrowers appear strongly correlated to the economy and specifically employment in this cycle; therefore, prime loan performance should benefit from improving employment. We view long-term default assumptions as too conservative and argue against projecting current default levels out over many years, if not decades. Prime borrowers, like their agency-eligible peers, are prepaying much more slowly than today's low interest rates would imply. Prepayment speeds are especially slow for Hybrid ARM loans and we see upside for securities backed by these loans if and when speeds finally pick up. These securities also have reduced interest rate exposure compared to those backed by traditional fixed-rate loans.

For non-prime or sub-prime borrowers, the prepayment speeds are effectively zero. These borrowers have almost no ability to refinance. Most investors in the marketplace seem to assume that prepayments will be zero forever. We feel there is a lot of upside to that assumption, especially if servicers forgive loan principal for delinquent borrowers. We also believe that the worst of the loans are already in the default pipeline and loans that are not currently delinquent should perform better.

As 2011 progresses, we have a positive outlook for mortgage-backed securities. Investor appetite continues to increase and we will continue to take advantage of that in security selection. In addition, we are placing emphasis on securities where we see an undervalued option on a continued economic recovery.

FUND REPOSITIONING

Brookfield has had an opportunity to review the Fund in detail and assess the state of the portfolio in context of its objective and performance prospects going forward. The portfolio has been well positioned in the market over the last two years.

In particular, allocations to IO and inverse floating-rate securities have performed well for shareholders and a well-timed move into non-Agencies significantly boosted yields in the portfolio. For the most part, we believe the portfolio is well positioned to meet its objectives going forward; however, we do see opportunities to improve returns along a few avenues.

Some of the non-Agency bonds have run up enough that future return prospects are diminished. We think certain bonds can be sold with gains and the additional proceeds reinvested in bonds with more upside to improve NAV returns and income. In many cases, these bonds have been downgraded below the ratings allowed for such a bond to be repurchased. In order to maintain the Fund's allocation to

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

non-Agency bonds, FMY's board has approved a 25% allocation to assets that have been downgraded below an A rating threshold that we will begin utilizing on or about July 5, 2011. In addition to adjusting the Fund's non-Agency allocation, we may also look at including other credit-oriented asset classes which meet our requirements for attractive returns and appropriate levels of risk.

On the Agency front, we see an opportunity to make some selected substitutions to improve returns and reduce prepayment uncertainty. Going forward, we may seek to reduce interest rate risk associated with such prepayment variability and instead emphasize credit, curve or market technicals to boost returns. Currently, the leverage of the Fund is relatively low at 12.77% (as of April 30, 2011), given that the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability this may be an especially important tool.

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
APRIL 30, 2011 (UNAUDITED)


   PRINCIPAL                                                               STATED   STATED
     VALUE                              DESCRIPTION                        COUPON  MATURITY         VALUE
----------------  -------------------------------------------------------  ------  --------     --------------

MORTGAGE-BACKED SECURITIES - 42.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 42.7%
                  Adjustable Rate Mortgage Trust
$        520,465     Series 2004-5, Class 1A1 (b)........................   2.94%  04/25/35     $      483,265
                  Banc of America Funding Corp.
       1,071,470     Series 2005-F, Class 4A1 (b)........................   3.14%  09/20/35            871,512
                  Banc of America Mortgage Securities
         111,935     Series 2002-L, Class 1A1 (b) .......................   2.78%  12/25/32             82,043
         164,549     Series 2004-K, Class 4A1 (b) .......................   5.24%  12/25/34            153,535
       3,238,958     Series 2007-3, Class 2A3 ...........................   7.00%  09/25/37            599,870
                   Bear Stearns Adjustable Rate Mortgage Trust
       1,069,025     Series 2004-10, Class 12A3 (b) .....................   2.94%  01/25/35            958,729
       1,226,829     Series 2004-9, Class 12A3 (b) ......................   3.16%  11/25/34          1,051,867
                  Chase Mortgage Finance Corp.
         795,035     Series 2007-A3, Class 3A1 (b) ......................   5.92%  12/25/37            717,364
                   Countrywide Alternative Loan Trust
         473,704     Series 2004-14T2, Class A6 .........................   5.50%  08/25/34            478,695
         126,368     Series 2004-1T1, Class A1 ..........................   5.00%  02/25/34            126,211
       1,509,825     Series 2005-J1, Class 2A1 ..........................   5.50%  02/25/25          1,470,193
                  Countrywide Home Loans
         361,951     Series 2004-HYB1, Class 2A (b) .....................   2.88%  05/20/34            320,790
         226,940     Series 2005-20, Class A7 ...........................   5.25%  12/25/27            203,653
       1,368,975     Series 2005-J4, Class A4 ...........................   5.50%  11/25/35          1,309,452
                  Credit Suisse First Boston Mortgage Securities Corp.
       2,472,197     Series 2004-AR2, Class 1A1 (b) .....................   2.71%  03/25/34          2,012,276
                  First Horizon Mortgage Trust
       1,601,030     Series 2005-8, Class 1A5............................   5.75%  02/25/36          1,606,050
                  GMAC Mortgage Corporation Loan Trust
         388,185     Series 2004-AR1, Class 22A (b) .....................   2.96%  06/25/34            340,761
                  GSR Mortgage Loan Trust
         328,649     Series 2005-AR2, Class 5A1 (b) .....................   2.87%  04/25/35            291,896
       3,213,093     Series 2007-1F, Class 3A10, IO .....................   6.00%  01/25/37            291,964
                  Harborview Mortgage Loan Trust
         317,021     Series 2004-1, Class 2A (b) ........................   2.73%  04/19/34            310,284
       1,267,940     Series 2004-6, Class 3A1 (b) .......................   2.92%  08/19/34          1,004,775
                  JP Morgan Mortgage Trust
       2,840,114     Series 2005-ALT1, Class 4A1 (b) ....................   5.43%  10/25/35          2,380,819
                  JP Morgan Re-REMIC
       3,105,104     Series 2009-7, Class 12A1 (b) (c) ..................   6.25%  01/27/37          3,177,137
                  MASTR Alternative Loan Trust
         675,386     Series 2004-8, Class 5A1 ...........................   6.00%  09/25/34            698,396
                  Merrill Lynch Mortgage Investors Trust
       1,637,230     Series 2005-A7, Class 2A1 (b) ......................   5.29%  09/25/35          1,479,899
                  Morgan Stanley Mortgage Loan Trust
         267,218     Series 2004-7AR, Class 2A6 (b) .....................   2.59%  09/25/34            250,113
                  Provident Funding Mortgage Loan Trust
         515,440     Series 2005-1, Class 1A1 (b) .......................   2.66%  05/25/35            444,922
                  Residential Accredit Loans, Inc.
         127,284     Series 2002-QS18, Class A1..........................   5.50%  12/25/17            130,428


Page 8                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)


   PRINCIPAL                                                               STATED   STATED
     VALUE                              DESCRIPTION                        COUPON  MATURITY         VALUE
----------------  -------------------------------------------------------  ------  --------     --------------

MORTGAGE-BACKED SECURITIES - (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
                  Residential Accredit Loans, Inc. (Continued)
$      1,230,967     Series 2004-QS2, Class CB...........................   5.75%  02/25/34     $    1,246,865
                  Residential Funding Mortgage Securities I
         541,942     Series 2005-S5, Class A5 ...........................   5.25%  07/25/35            524,633
                  Sequoia Mortgage Trust
       3,193,090     Series 2007-1, Class 2A1 (b) .......................   5.00%  02/20/47          2,725,390
                  Wachovia Mortgage Loan Trust, LLC
       1,194,549     Series 2006-A, Class 3A1 (b) .......................   4.99%  05/20/36          1,163,625
                  Washington Mutual Msc Mortgage Pass-Through
         821,679     Series 2004-RA1, Class 2A ..........................   7.00%  03/25/34            857,374
                  Wells Fargo Mortgage Backed Securities Trust
         726,020     Series 2005-AR16, Class 1A1 (b) ....................   2.83%  10/25/35            720,435
          42,143     Series 2006-16, Class A18 ..........................   5.00%  11/25/36             42,043
         262,283     Series 2006-9, Class 1A32 ..........................   6.00%  08/25/36            261,610
         330,926     Series 2006-AR10, Class 5A2 (b) ....................   4.78%  07/25/36            275,694
       1,911,806     Series 2007-16, Class 1A1 ..........................   6.00%  12/28/37          2,008,491
       1,047,865     Series 2007-8, Class 2A7 ...........................   6.00%  07/25/37          1,040,056
                                                                                                --------------
                  TOTAL MORTGAGE-BACKED SECURITIES                                                  34,113,115
                  (Cost $31,683,974)                                                            --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 67.4%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 32.1%
                  Federal Home Loan Mortgage Corp.
       1,514,826     Series 2641, Class SC (d) ..........................  13.46%  07/15/33          1,562,641
          95,067     Series 2676, Class IK, IO ..........................   5.00%  02/15/20                 19
         153,398     Series 2737, Class IG, IO ..........................   5.00%  08/15/27                240
       7,141,343     Series 2807, Class SB, IO (d) ......................   7.23%  11/15/33          1,106,693
       1,093,514     Series 2870, Class JI, IO ..........................   5.00%  10/15/27              6,808
         175,925     Series 2888, Class OI, IO ..........................   5.00%  01/15/27              1,115
         904,000     Series 2921, Class IQ, IO ..........................   5.00%  01/15/29             12,295
         395,752     Series 2938, Class PI, IO ..........................   5.00%  11/15/28              6,782
         600,842     Series 3000, Class SU (d) ..........................  22.48%  04/15/35            652,221
         685,705     Series 3069, Class LI, IO ..........................   5.50%  08/15/32             59,056
          33,916     Series 3171, Class CS (d) ..........................  37.99%  06/15/36             35,429
         294,045     Series 3195, Class SX (d) ..........................  44.73%  07/15/36            409,816
       2,844,867     Series 3562, Class KI, IO ..........................   4.50%  11/15/22            244,840
          68,873     Series 3569, Class SN (d) ..........................  13.45%  08/15/39             70,318
       2,635,046     Series 3593, Class IP, IO ..........................   5.00%  06/15/36            258,842
      10,850,572     Series 3619, Class EI, IO ..........................   4.50%  05/15/24          1,416,142
       2,707,587     Series 3702, Class SK (d) ..........................  14.04%  08/15/40          2,698,021
      13,186,228     Series 3726, Class KI, IO ..........................   3.50%  04/15/25          1,730,608
                  Federal Home Loan Mortgage Corp., STRIP
      10,341,738     Series 227, Class IO, IO ...........................   5.00%  12/01/34          2,319,792
       5,082,507     Series 232, Class IO, IO ...........................   5.00%  08/01/35          1,127,795
                  Federal National Mortgage Association
       2,254,833     Series 2005-122, Class SN (d) ......................  27.75%  01/25/36          2,731,482
         326,912     Series 2005-39, Class BI, IO .......................   5.00%  06/25/28              5,968
         347,224     Series 2005-91, Class SH (d) .......................  23.05%  05/25/33            411,179


                       See Notes to Financial Statements                  Page 9

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)


   PRINCIPAL                                                               STATED   STATED
     VALUE                              DESCRIPTION                        COUPON  MATURITY         VALUE
----------------  -------------------------------------------------------  ------  --------     --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
                  Federal Home Loan Mortgage Corp. - (Continued)
$      3,745,755     Series 2008-50, Class AI, IO .......................   5.50%  06/25/23     $      279,064
       1,817,172     Series 2009-111, Class SB (d) ......................   7.66%  04/25/35          1,829,373
       5,436,116     Series 2009-56, Class PI, IO .......................   5.00%  11/25/30            111,768
       6,504,666     Series 2010-103, Class ID, IO ......................   5.00%  09/25/40          1,344,429
       9,672,858     Series 2010-139, Class KI, IO ......................   1.09%  12/25/40            490,763
       4,198,457     Series 2010-145, Class TI, IO ......................   3.50%  12/25/20            428,678
      14,278,591     Series 2010-40, Class MI, IO .......................   4.50%  08/25/24          1,560,600
                  Federal National Mortgage Association, STRIP
       5,472,103     Series 360, Class 2, IO ............................   5.00%  08/01/35          1,226,196
                  Government National Mortgage Association
       3,343,296     Series 2009-65, Class NJ, IO .......................   5.50%  07/20/39            434,316
       5,474,782     Series 2010-115, Class IQ, IO ......................   4.50%  11/20/38          1,081,789
                                                                                                --------------
                                                                                                    25,655,078
                                                                                                --------------
                  PASS-THROUGH SECURITIES - 35.3%
                  Federal Home Loan Mortgage Corp.
       2,731,617     Pool A94738.........................................   4.50%  11/01/40          2,811,049
       1,495,160     Pool K36017.........................................   5.00%  09/01/47          1,566,317
                  Federal National Mortgage Association
       3,607,368     Pool 256182 ........................................   6.00%  03/01/36          3,924,178
       3,488,967     Pool 256328 (e) ....................................   6.50%  07/01/36          3,895,688
       4,118,859     Pool 831145 (e) ....................................   6.00%  12/01/35          4,531,433
       4,464,197     Pool 843971 (e) ....................................   6.00%  11/01/35          4,928,103
       1,951,521     Pool 872303 ........................................   6.00%  05/01/36          2,140,900
       4,087,831     Pool 880203 ........................................   6.00%  02/01/36          4,444,283
                                                                                                --------------
                                                                                                    28,241,951
                                                                                                --------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES .................         53,897,029
                  (Cost $49,552,791)                                                            --------------

                  TOTAL INVESTMENTS - 110.1%...............................................         88,010,144
                  (Cost $81,236,765) (f)


   PRINCIPAL
     VALUE                                       DESCRIPTION                                        VALUE
----------------  -------------------------------------------------------------------------     --------------

REVERSE REPURCHASE AGREEMENTS - (14.6%)

$    (11,705,000) With UBS Securities 0.27% dated 04/05/11, to be repurchased at
                     $11,708,687 on 05/16/11                                                       (11,705,000)

                     NET OTHER ASSETS AND LIABILITIES - 4.5%                                         3,645,266
                                                                                                --------------
                     NET ASSETS - 100.0%                                                        $   79,950,410
                                                                                                ==============


Page 10                See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
APRIL 30, 2011 (UNAUDITED)


--------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2011.

(c) The Fund may invest in restricted securities. This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund does not have the right to demand that this security be registered. This security is valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A in the Notes to Financial Statements) and is not expressed as a discount to the carrying value of a comparable unrestricted security. This security was acquired on September 9, 2009, has a current carrying cost of $2,979,888, a carrying value per share of $1.02 and represents 3.97% of net assets.

(d) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at April 30, 2011.

(e) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,748,757 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,975,378.

IO Interest-Only Security -- Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


--------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                            LEVEL 2         LEVEL 3
                                             TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                           VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                           4/30/2011        PRICES          INPUTS          INPUTS
                                         -------------   -------------   -------------   -------------

Mortgage-Backed Securities.............  $  34,113,115   $          --   $  34,113,115   $          --
U.S. Government Agency Mortgage-Backed
  Securities...........................     53,897,029              --      53,897,029              --
                                         -------------   -------------   -------------   -------------
TOTAL INVESTMENTS .....................  $  88,010,144   $          --   $  88,010,144   $          --
                                         =============   =============   =============   =============

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


INVESTMENTS AT FAIR                                                              CHANGE IN NET
VALUE USING SIGNIFICANT                                                            UNREALIZED          NET
UNOBSERVABLE INPUTS         BALANCE AS OF      TRANSFERS IN      NET REALIZED     APPRECIATION      PURCHASES      BALANCE AS OF
(LEVEL 3)                 OCTOBER 31, 2010   (OUT) OF LEVEL 3   GAINS (LOSSES)   (DEPRECIATION)      (SALES)       APRIL 30, 2011
                          ----------------   ----------------   --------------   --------------   --------------   --------------
Mortgage-Backed
Securities                  $  3,747,608       $ (3,177,137)     $     23,800     $    (79,890)    $   (514,381)    $         --
                            ============       ============      ============     ============     ============     ============


                       See Notes to Financial Statements                 Page 11

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2011 (UNAUDITED)

ASSETS:
Investments, at value
  (Cost $80,894,310) ..........................................................................      $ 88,010,144
Cash...........................................................................................         3,006,208
Prepaid expenses                                                                                           20,906
Interest receivable............................................................................           757,958
                                                                                                     ------------
    Total Assets...............................................................................        91,795,216
                                                                                                     ------------

LIABILITIES:
Reverse repurchase agreements..................................................................        11,705,000
Payables:
  Investment advisory fees.....................................................................            75,473
  Audit and tax fees...........................................................................            26,963
  Administrative fees..........................................................................             8,270
  Printing fees................................................................................             7,590
  Legal fees...................................................................................             5,280
  Trustees' fees and expenses..................................................................             3,373
  Transfer agent fees..........................................................................             3,132
  Custodian fees...............................................................................             3,048
  Interest on reverse repurchase agreements....................................................             2,277
Other liabilities..............................................................................             4,400
                                                                                                     ------------
    Total Liabilities..........................................................................        11,844,806
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 79,950,410
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................      $ 76,953,547
Par value .....................................................................................            40,619
Accumulated net investment income (loss).......................................................         3,408,925
Accumulated net realized gain (loss) on investments............................................        (7,226,060)
Net unrealized appreciation (depreciation) on investments......................................         6,773,379
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 79,950,410
                                                                                                     ============

NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)...............      $      19.68
                                                                                                     ============

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         4,061,922
                                                                                                     ============


Page 12                See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)


INVESTMENT INCOME:
Interest ......................................................................................      $  4,158,277
                                                                                                     ------------
    Total investment income ...................................................................         4,158,277
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           471,415
Excise tax expense ............................................................................           236,658
Administrative fees............................................................................            49,624
Audit and tax fees ............................................................................            22,414
Interest expense on reverse repurchase agreements..............................................            20,255
Trustees' fees and expenses....................................................................            19,688
Printing fees..................................................................................            18,002
Transfer agent fees............................................................................            16,635
Custodian fees.................................................................................             7,160
Legal fees.....................................................................................             6,678
Other..........................................................................................            32,161
                                                                                                     ------------
    Total expenses.............................................................................           900,690
                                                                                                     ------------
NET INVESTMENT INCOME..........................................................................         3,257,587
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on investments....................................................          (119,235)
    Net change in unrealized appreciation (depreciation) on investments                                 1,561,386
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                                                 1,442,151
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $  4,699,738
                                                                                                     ============


                       See Notes to Financial Statements                 Page 13

FIRST TRUST MORTGAGE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      SIX MONTHS
                                                                                        ENDED            YEAR
                                                                                      4/30/2011         ENDED
                                                                                     (UNAUDITED)      10/31/2010
                                                                                     ------------    ------------

OPERATIONS:
Net investment income (loss) ....................................................    $  3,257,587    $  8,366,690
Net realized gain (loss) ........................................................        (119,235)     (1,453,923)
Net change in unrealized appreciation (depreciation) ............................       1,561,386        (354,361)
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from operations .................       4,699,738       6,558,406
                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................      (4,341,739)     (6,682,196)
Net realized gain................................................................              --              --
Return of capital ...............................................................              --              --
                                                                                     ------------    ------------
Total distributions to shareholders .............................................      (4,341,739)     (6,682,196)
                                                                                     ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested...........................................          97,891         156,220
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions .......          97,891         156,220
                                                                                     ------------    ------------
Total increase (decrease) in net assets .........................................         455,890          32,430

NET ASSETS:
Beginning of period..............................................................      79,494,520      79,462,090
                                                                                     ------------    ------------
End of period....................................................................    $ 79,950,410    $ 79,494,520
                                                                                     ============    ============
Accumulated net investment income (loss) at end of period........................    $  3,408,925    $  4,493,077
                                                                                     ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ............................................       4,056,945       4,048,993
Common Shares issued as reinvestment under the Dividend Reinvestment Plan .......           4,977           7,952
                                                                                     ------------    ------------
Common Shares at end of period ..................................................       4,061,922       4,056,945
                                                                                     ============    ============


Page 14                See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...............   $     4,699,738

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
    Purchases of investments...................................................       (53,130,821)
    Sales, maturities and paydowns on investments .............................        55,258,103
    Net amortization/accretion of premiums/discounts on investments ...........         2,668,640
    Net realized gain/loss on investments .....................................           119,235
    Net change in unrealized appreciation/depreciation on investments .........        (1,561,386)
CHANGES IN ASSETS AND LIABILITIES:
    Decrease in interest receivable ...........................................            88,707
    Increase in prepaid expenses...............................................           (10,813)
    Decrease in interest payable on reverse repurchase agreements..............            (9,331)
    Decrease in investment advisory fees payable...............................            (3,562)
    Decrease in audit and tax fees payable.....................................           (18,237)
    Increase in legal fees payable.............................................             2,657
    Decrease in printing fees payable..........................................            (7,413)
    Decrease in administrative fees payable....................................               (63)
    Increase in custodian fees payable.........................................               692
    Increase in transfer agent fees payable....................................               586
    Increase in Trustees' fees and expenses payable............................                16
    Increase in other liabilities..............................................             2,629
                                                                                  ---------------
CASH PROVIDED BY OPERATING ACTIVITIES..........................................                      $  8,099,377
                                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds of Common Shares reinvested.......................................            97,891
    Distributions to Common Shareholders from net investment income............        (4,341,739)
    Repurchases of reverse repurchase agreements ..............................    (1,697,089,000)
    Reverse repurchase agreements borrowings...................................     1,695,818,000
                                                                                  ---------------

CASH USED IN FINANCING ACTIVITIES..............................................                        (5,514,848)
                                                                                                     ------------
Increase in cash...............................................................                         2,584,529
Cash at beginning of period....................................................                           421,679
                                                                                                     ------------
CASH AT END OF PERIOD..........................................................                      $  3,006,208
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest.......................................                      $     29,586
                                                                                                     ============


                       See Notes to Financial Statements                 Page 15

FIRST TRUST MORTGAGE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS
                                                 ENDED            YEAR            YEAR           YEAR          YEAR         YEAR
                                               4/30/2011         ENDED           ENDED          ENDED         ENDED        ENDED
                                            (UNAUDITED) (d)  10/31/2010 (a)    10/31/2009     10/31/2008    10/31/2007   10/31/2006
                                            ---------------  --------------  --------------   ----------    ----------   ----------
Net asset value, beginning of period           $   19.59       $    19.63      $    18.03     $    18.66    $    18.41   $    19.02
                                               ---------       ----------      ----------     ----------    ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .............          0.80             2.06            1.57           1.49          1.04         1.03
Net realized and unrealized gain (loss) ..          0.36            (0.45)           1.40          (1.00)         0.23        (0.58)
                                               ---------       ----------      ----------     ----------    ----------   ----------
Total from investment operations .........          1.16             1.61            2.97           0.49          1.27         0.45
                                               ---------       ----------      ----------     ----------    ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.....................         (1.07)           (1.65)          (1.37)         (1.12)        (1.02)       (1.06)
                                               ---------       ----------      ----------     ----------    ----------   ----------
Total from distributions .................         (1.07)           (1.65)          (1.37)         (1.12)        (1.02)       (1.06)
                                               ---------       ----------      ----------     ----------    ----------   ----------
Net asset value, end of period ...........     $   19.68       $    19.59      $    19.63     $    18.03    $    18.66   $    18.41
                                               =========       ==========      ==========     ==========    ==========   ==========
Market value, end of period...............     $   20.78       $    20.70      $    17.91     $    15.71    $    16.32   $    16.58
                                               =========       ==========      ==========     ==========    ==========   ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b)           6.19%            9.01%          18.21%          3.38%         7.80%        3.30%
                                               =========       ==========      ==========     ==========    ==========   ==========
TOTAL RETURN BASED ON MARKET VALUE (b) ...          6.11%           26.18%          23.91%          2.94%         4.69%        7.89%
                                               =========       ==========      ==========     ==========    ==========   ==========
-------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....     $  79,950       $   79,495      $   79,462     $   72,956    $   75,487   $   74,458
Ratio of total expenses to average net
  assets .................................          2.28% (c)        2.00%           2.07%          2.69%         3.24%        3.10%
Ratio of net expenses to average net
  assets..................................          2.28% (c)        2.00%           2.07%          2.69%         3.24%        3.06%
Ratio of net expenses to average net
  assets excluding interest expense.......          2.23% (c)        1.95%           1.99%          1.83%         1.71%        1.69%
Ratio of net investment income (loss) to
  average net assets                                8.24% (c)       10.50%           9.01%          7.93%         5.70%        5.55%
Portfolio turnover rate                               59%              36%             39%            10%           22%          76%

 --------------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved an investment management agreement with First Trust Advisors L.P. and an investment sub-advisory agreement with Fixed Income Discount Advisory Company ("FIDAC"), and on December 6, 2010, the Fund's shareholders voted to approve both agreements. (See Note 3 in the Notes to Financial Statements.)

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c)   Annualized.

(d) Effective April 29, 2011, the Fund's Board of Trustees approved Brookfield Investment Management Inc. ("Brookfield") as the investment sub-advisor to the Fund, replacing FIDAC. (See Note 3 in the Notes to Financial Statements.)


Page 16                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

                              1. FUND DESCRIPTION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005 , and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing in mortgage-backed securities that, in the opinion of Brookfield, offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

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                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)


      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's/Brookfield's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
          o   Quoted prices for similar securities in active markets.
          o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
          o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
          o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2011, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

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                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)



C. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements are utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back to the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Information for the six months ended April 30, 2011:

    Maximum amount outstanding during the period................... $21,844,000
    Average amount outstanding during the period* ................. $15,334,282
    Average Common Shares outstanding during the period ...........   4,058,176
    Average debt per Common Share outstanding during the period ...       $3.78

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended April 30, 2011.

During the six months ended April 30, 2011, interest rates ranged from 0.08% to 0.38%, with a weighted average interest rate of 0.26%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $20,255.

D. INVERSE FLOATING-RATE SECURITIES:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These securities, if held in the Fund, are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only or IO security and all of the principal is distributed to holders of another type of security known as a principal-only or PO security. These securities, if held in the Fund, are identified on the Portfolio of Investments.

F. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if held in the Fund, are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

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                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

Distributions paid from:
Ordinary income .....................  $   6,682,196
Capital gain ........................             --
Return of capital ...................             --

As of October 31, 2010, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income .......  $   6,843,075
Undistributed capital gains .........             --
                                       -------------
Total undistributed earnings ........      6,843,075
Accumulated capital and other losses      (7,106,825)
Net unrealized appreciation
  (depreciation) ....................      2,861,995
                                       -------------
Total accumulated earnings (losses)..      2,598,245
Paid-in capital......................     76,896,275
                                       -------------
Net assets...........................  $  79,494,520
                                       =============

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact the Act will have on future financial statement disclosures, if any.

H. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2010, the Fund had capital loss carryforwards for federal income tax purposes of $7,106,825, expiring as follows:

      EXPIRATION DATE             AMOUNT
      October 31, 2014            $ 3,756,953
      October 31, 2017            $ 1,927,985
      October 31, 2018            $ 1,421,887

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of April 30, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

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                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

During the period, FIDAC served as the Fund's sub-advisor and managed the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor received a portfolio management fee of 0.50% of Managed Assets that was paid monthly by First Trust from its investment advisory fee.

On April 18, 2011, the Board of Trustees of the Fund approved Brookfield as investment sub-advisor to the Fund, replacing FIDAC. Brookfield assumed the day-to-day responsibility for management of the Fund's portfolio as of April 29, 2011. As a result, the Fund entered into an interim investment sub-advisory agreement between the Fund, Brookfield and First Trust, which will remain in effect until the earlier of September 26, 2011 or until a new sub-advisory agreement is approved by shareholders of the Fund. Brookfield will receive a portfolio management fee of 0.50% of Managed Assets that will be paid monthly by First Trust from its investment advisory fee. Shareholders of the Fund will be asked to vote on a proposal to approve the new investment sub-advisory agreement between the Fund, Brookfield and First Trust at a special meeting of shareholders scheduled for July 25, 2011.

Also, effective on April 29, 2011, the Fund's name was changed from First Trust/FIDAC Mortgage Income Fund to "First Trust Mortgage Income Fund," and the Fund continues to trade under the same ticker symbol "FMY."

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days absent shareholder approval. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on December 6, 2010, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until December 6, 2010, advisory fees payable to First Trust and FIDAC were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

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                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2011 were $16,326,143 and $36,804,678, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2011 were $11,221,803 and $44,036,300, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

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                        FIRST TRUST MORTGAGE INCOME FUND

                           APRIL 30, 2011 (UNAUDITED)

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events:

On May 23, 2011, the Fund declared a dividend of $0.16 per share to Common Shareholders of record on June 3, 2011, payable June 15, 2011.

On June 20, 2011, the Fund declared a dividend of $0.16 per share to Common Shareholders of record on July 6, 2011, payable July 15, 2011.

CHANGE IN CERTAIN INVESTMENT STRATEGIES

On April 18, 2011, the Fund's Board of Trustees approved changes to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. As such, effective on or about July 5, 2011, the following Fund investment strategy change will become effective:

      o FMY may invest up to 25% of its Managed Assets in securities that at the time of investment are rated below A by at least one rating agency or are unrated but judged to be of comparable quality by the Fund's sub-advisor.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders of the Fund was held on December 6, 2010. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and FIDAC. 2,072,030 (51.11%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 1,975,124, the number of votes against was 34,869, and the number of abstentions was 62,237. The number of votes cast in favor of the new investment sub-advisory agreement was 1,976,966, the number of votes against was 33,964, and the number of abstentions was 61,318. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Annual Meeting, Trustee Robert F. Keith was elected by the Common Shareholders of the First Trust Mortgage Income Fund as a Class III Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 3,505,231, the number of votes against was 75,899 and the number of abstentions was 475,815. Richard E. Erickson, Thomas R. Kadlec and James A. Bowen are the other current and continuing Trustees.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Mortgage Income Fund (formerly known as First Trust/FIDAC Mortgage Income Fund) (the "Fund"), including the Independent Trustees, approved an Interim Sub-Advisory Agreement and a New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, First Trust Advisors L.P. (the "Advisor") and Brookfield Investment Management Inc. ("Brookfield") at a meeting held on April 18, 2011 (the "Meeting"). The Board determined that the Agreements are in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

On January 11, 2011, Fixed Income Discount Advisory Company ("FIDAC") notified the Fund and the Advisor of its resignation as sub-advisor to the Fund, effective April 30, 2011. The Advisor immediately notified the Board and thereafter conducted a review of potential sub-advisors to replace FIDAC and also reviewed its own internal capabilities to provide day-to-day portfolio management services to the Fund. After reviewing the potential options, the Advisor determined to recommend that Brookfield serve as the new sub-advisor for the Fund. The Board considered that pursuant to the Investment Company Act of 1940, as amended ("1940 Act"), any sub-advisory agreement with a replacement sub-advisor would require shareholder approval prior to such sub-advisor assuming its duties. In light of the short amount of time available to the Fund and the Advisor to find a suitable replacement for FIDAC and to obtain shareholder approval of a new sub-advisory agreement, the Advisor proposed and the Board approved at the Meeting the termination of the sub-advisory agreement with FIDAC (the "FIDAC Sub-Advisory Agreement") effective April 29, 2011. The termination of the FIDAC Sub-Advisory Agreement allowed the Fund to rely on Rule 15a-4 under the 1940 Act to enter into an interim sub-advisory agreement with a successor sub-advisor without first obtaining shareholder approval during the period while shareholder approval of a new sub-advisory agreement was sought.

Prior to the Meeting, Brookfield provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees. At the Meeting, representatives from Brookfield, including one of the prospective portfolio managers for the Fund, made a presentation to the Board and responded to questions. In their presentation, the Brookfield representatives reviewed their investment process and stated that while they generally concurred with the way the Fund had been managed by FIDAC, in light of current market conditions and the Fund's holdings, they would intend to make

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

certain changes to the Fund's portfolio. The Brookfield representatives also discussed a proposed change to the Fund's investment policy with respect to securities rated below "A." The Board then discussed the presentation and the materials provided. The Board noted its familiarity with Brookfield, and considered that Brookfield had transitioned into the role of sub-advisor to three other First Trust closed-end funds also overseen by the Board after the resignation of the funds' sub-advisor in 2009. The Independent Trustees then met separately with their independent legal counsel to discuss the information provided by Brookfield and the Advisor. Based on their consideration of all the information received, the Trustees appointed Brookfield as the interim sub-advisor to the Fund, pursuant to the Interim Sub-Advisory Agreement, effective April 29, 2011. Also at the Meeting, the Board approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval.

To reach its determinations as to the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Agreements, the Board considered a report from Brookfield responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by Brookfield to the Fund (including the relevant personnel responsible for these services and their experience); the proposed sub-advisory fee for the Fund as compared to fees charged to other clients of Brookfield; the potential for economies of scale, if any; financial data on Brookfield; fall out benefits to Brookfield; and a summary of Brookfield's compliance program. The Board applied its business judgment to determine whether the proposed arrangements between the Fund, the Advisor and Brookfield are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Brookfield under the Agreements. The Board considered Brookfield's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of the Fund. The Board reviewed performance information provided by Brookfield for an institutional separate account managed by Brookfield with a similar investment strategy as will be used for the Fund. The Board also discussed with the prospective portfolio manager the approach Brookfield planned to take in transitioning the Fund's portfolio. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Brookfield under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fees to be paid under the Agreements. The Board noted that the sub-advisory fee under the Agreements would be the same as the fee paid under the FIDAC Sub-Advisory Agreement. The Board considered that the sub-advisory fee was negotiated at arm's length between the Advisor and Brookfield, an unaffiliated third party, and noted that the fees to be paid to Brookfield would be paid by the Advisor from its advisory fee. The Board also considered the advisory fees charged by Brookfield to other exchange-traded closed-end funds it manages. The Board noted that the advisory fees charged by Brookfield to these funds were higher than the sub-advisory fee under the Agreements. On the basis of all the information provided, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Brookfield under the Agreements.

The Board considered Brookfield's statement regarding its expected costs in providing services to the Fund and the relation to the expected profitability of the New Sub-Advisory Agreement to Brookfield. The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that Brookfield currently does not intend to utilize soft dollars in connection with its management of the Fund's portfolio, and did not anticipate any fall-out benefits from its relationship with the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)     NOT APPLICABLE.

(b)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of May 31, 2011.

On April 29, 2011, Brookfield Investment Management Inc. ("Brookfield") took over the portfolio management of the Registrant pursuant to an interim investment sub-advisory agreement. The portfolio management team of Brookfield is led by Anthony Breaks and Chris Wu.

Anthony A. Breaks, CFA - Director. As co-Portfolio Manager of the Registrant, Mr. Breaks is responsible for the day-to-day management of the Registrant's portfolio. As a senior member of Brookfield's Structured Products Investment Team, Mr. Breaks is one of four team leaders in mortgage-backed securities ("MBS")/asset-backed securities ("ABS") and is a member of the team's securities analysis committee. Mr. Breaks has also managed structured product vehicles, such as structured investment vehicles ("SIVs"), asset-backed commercial paper ("ABCP") and collateralized debt obligations ("CDOs") for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Chris Wu - Director. Mr. Wu is a co-Portfolio Manager of the Registrant and is a member of Brookfield's Structured Products Investment Team where he focuses on Agency MBS. He is responsible for Brookfield's Agency MBS exposures. Mr. Wu develops quantitative tools to formulate research and develop trading strategies for Agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from the University of Saskatchewan. He also earned a Bachelor of Economics degree from Huazhong University of Science and Technology in China.

(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of May 31, 2010.


                                                                                                 # of Accounts     Total Assets
                                                                                               Managed for which    for which
                                                                    Total                       Advisory Fee is    Advisory Fee
Name of Portfolio Manager                                       # of Accounts                      Based on        is Based on
     or Team Member                   Type of Accounts*            Managed      Total Assets      Performance      Performance
-------------------------   ---------------------------------   -------------   ------------   -----------------   ------------

    1. Anthony Breaks       Registered Investment Companies:          3         $139 million           0               $ 0
                            --------------------------------
                            Other Pooled Investment Vehicles:         2         $420 million           0               $ 0
                            ---------------------------------
                                     Other Accounts:                  0             $ 0                0               $ 0
                                     ---------------

       2. Chris Wu          Registered Investment Companies:          0             $ 0                0               $ 0
                            --------------------------------
                            Other Pooled Investment Vehicles:         0             $ 0                0               $ 0
                            ---------------------------------
                                     Other Accounts:                  0             $ 0                0               $ 0
                                     ---------------

POTENTIAL CONFLICTS OF INTERESTS

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for it and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of May 31, 2011.

The Registrant's portfolio managers are compensated by Brookfield. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of Brookfield's portfolio managers and other investment professionals has three primary components:

      o   A base salary,

      o   An annual cash bonus; and

      o If applicable, long-term compensation consisting of restricted stock units or stock options of Brookfield's ultimate parent company, Brookfield Asset Management Inc.

      o If applicable, long-term compensation consisting of interests in hedge funds managed by the investment professional.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of Brookfield's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.



(4)   DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of May 31, 2010


                                       Dollar Range of Fund
               Name                  Shares Beneficially Owned
          --------------             -------------------------
          Anthony Breaks                        $ 0
          Chris Wu                              $ 0


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)          First Trust Mortgage Income Fund
            ----------------------------------------------------

By (Signature and Title)* /s/ James A. Bowen
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date: June 20, 2011
    ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Bowen
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date: June 20, 2011
    ------------------

By (Signature and Title)* /s/ Mark R. Bradley
                         -------------------------------------------------------
                          Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer
                          (principal financial officer)

Date: June 20, 2011
    ------------------

* Print the name and title of each signing officer under his or her signature.